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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 13, 2001 included in Ashford.com, Inc.'s Form 10-K for the year ended March 31, 2001 and to all references to our firm included in this Registration Statement.

/s/ ARTHUR ANDERSEN LLP
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ARTHUR ANDERSEN LLP

Houston, Texas
June 26, 2001